DOMAIN REGISTRAR PROJECT COMPLETION AGREEMENT

         This Domain Registrar Project Completion Agreement (the "Agreement") is made and entered into this 10th day of May, 2000, between FullNet Communications, Inc., an Oklahoma corporation ("FullNet"), FullWeb, Inc., an Oklahoma corporation dba FullNic ("FullNic") and Think Capital, Inc., an Oklahoma corporation ("Think Capital").


                                    RECITALS

         WHEREAS, FullNic is in the process of becoming a domain name registrar and wishes to retain the services of Think Capital; and

         WHEREAS, Think Capital wishes to provide certain services to FullNic to enable it to become a domain registrar;

         NOW THEREFORE, in light of the foregoing and the mutual consideration provided for herein, the parties agree as follows:

         1.       Term and Termination.
                  --------------------

                  1.1 This Agreement shall be effective as of the date first written above and shall continue for a period of sixty days, subject to the provisions hereinafter.

                  1.2 Upon written notice by either party of the other party's failure to abide by its covenants herein or otherwise default in the performance of any of its obligations under this Agreement, the party receiving such notice (the "Defaulting Party") shall have forty-eight hours to correct or remedy such deficiency. Any such notice shall describe in detail the basis upon which the party providing notice (the "Non-defaulting Party") believes such termination is justified. Upon receipt of such notice, the Defaulting Party shall have forty-eight (48) hours during which to attempt to cure any alleged default under this Agreement, and upon such cure being effected, the Non-defaulting Party's rights to terminate the Agreement by virtue of such default shall cease and this Agreement will continue in full force and effect. In the event that any such deficiency or default is not corrected within such forty-eight hour period, the Non-defaulting Party may terminate this Agreement effective immediately; provided, however, if the Defaulting Party has diligently attempted to effect such a cure within such forty-eight hour period but cannot complete such cure because of the failure of a third-party to act within such period, as evidenced in writing by such third party to the Non-defaulting Party, then the Defaulting Party shall have such additional time beyond such forty-eight hour period as may be agreed between the Defaulting Party and the Non-defaulting Party to cure the deficiency or default; provided, further, in no event shall such additional time exceed forty-eight hours.

                  1.3 Upon termination of this Agreement, Think Capital shall be entitled to immediately receive payment of all accrued and unpaid amounts then due Think Capital pursuant to the terms of this Agreement at the date of termination, and neither party shall have any further obligations whatsoever under this Agreement, except pursuant to the indemnity provisions herein. If, after prior written demand, either party hereto brings an action because of the termination of this Agreement, the non-prevailing party agrees to pay all costs and reasonable attorneys' fees incurred by the prevailing party in connection with such action. No right or remedy herein conferred upon or reserved to either of the parties hereto is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder, or now or hereinafter legally existing upon the termination of this Agreement.

                  1.4      The  term  "Preliminary   Project  Completion"  shall
                           hereinafter be defined as the date at which Think Capital has performed in good faith all the requirements of section 6 below. "Project Completion" shall hereinafter be defined as the date at which domain names are first registered via the FullNic web site.


         2.       Consideration for Services Rendered by Think Capital.
                  ----------------------------------------------------

                  2.1 Upon execution of this Agreement ("Execution Date"), FullNic shall pay to Think Capital the sum of $6,500.00. Sixty days after the Execution Date (the "Preliminary Project Due Date"), FullNic shall pay to Think Capital the sum of $6,500.00, subject to the provisions of Section 4. FullNet hereby guarantees payment of FullNic's obligations under this Agreement.

                  2.2 Subject to the provisions of Sections 4 and 5, in addition to the consideration payable pursuant to
                           Section 2.1 above, FullNet agrees to issue to Think Capital, as additional compensation, warrants to purchase 25,000 shares ("Original Warrants") of FullNet's $0.00001 common stock ("Common Stock"), at an exercise price per share equal to the market price of the Common Stock on the date of the issuance of the warrants, and pursuant to the other terms set forth in the Warrant Agreement, a form of which is attached hereto as Exhibit "A" (the "Warrant Agreement"). The Original Warrants will be issued to Think Capital on the Preliminary Project Due Date, subject to the provisions of Section 4.

         3.       Bonus Compensation.
                  ------------------

                  3.1 If the total number of ".com," ".net," and ".org" domains registered by FullNic on or prior to the twelve-month anniversary of Project Completion is equal to or greater than 85,000, FullNet agrees to issue to Think Capital, as bonus compensation, an additional 55,000 warrants (the "Bonus Warrants"), giving Think Capital the right to purchase from FullNet 55,000 shares of Common Stock at an exercise price per share equal to the market price of the Common Stock on the date of the issuance of the warrants, and pursuant to the other terms as set forth in the Warrant Agreement; provided, however, Think Capital may request that the Bonus Warrants be issued at either (1) the last day of the month in which the 85,000th domain is registered, or (2) the last day of the twelfth month following Project Completion.

                  3.2 If, subsequent to Preliminary Project Completion, FullNet (a) liquidates, discontinues, sells, effects a spinoff of or otherwise disposes of FullNic, (b) fails to provide adequate funding to allow FullNic to remain a going concern, (c) fails to pursue Project Completion in accordance with the reasonable recommendations provided by Think Capital and agreed to by both parties pursuant to Think Capital's provision of services in accordance with Section 6, or (d) otherwise improperly impedes Think Capital's provision of services in accordance with Section 6, FullNet and FullNic shall, notwithstanding the failure of Project Completion to occur, pay to Think Capital upon demand the bonus compensation set forth in Section 3.1 hereof.

         4. If, on the Preliminary Project Due Date, Preliminary Project Completion has not occurred due to the failure of Think Capital to perform in good faith all services described in Section 6 hereof for the account of and as agent of FullNic, and FullNic elects to waive its right to terminate the Agreement pursuant to Section 1.2 hereof with respect to such default, the following adjustments to compensation will be made:

                  4.1. The number of Original Warrants to be issued pursuant to the terms of Section 2.2 will be adjusted downward by 250 Warrants for each day the date of Preliminary Project Completion extends beyond the Preliminary Project Due Date;

                  4.2.     Notwithstanding  the  provisions  of Section  2.1 and
                           Section 2.2 of this Agreement, the Original Warrants, as adjusted pursuant to Section 4.1, shall not be issued, and the second cash payment of $6,500 will not be paid, until the earlier to occur of (a) the date of Preliminary Project Completion, or (b) Think Capital's performance in good faith of the services described in Section 6 hereof; and

                  4.3. Think Capital's rights to receive the Bonus Warrants pursuant to Section 3 shall not be affected by any adjustment effected to the Original Warrants pursuant to this Section 4.

         5. If, on the Preliminary Project Due Date, Preliminary Project Completion has not occurred due to the failure of FullNic to perform in good faith all services required of it pursuant to this Agreement and, notwithstanding FullNic's default, and Think Capital elects to (i) waive its right to terminate the Agreement pursuant to Section 1.2 hereof with respect to such default and (ii) continue to perform in good faith the services described in Section 6 hereof, the compensation set forth in Section 2 will be paid, with the following adjustment:

                  5.1. Additional warrants will accrue at the rate of 250 each day until Preliminary Project Completion. These additional warrants will be issued as of Preliminary Project Completion and pursuant to the terms of the Warrant Agreement.

         6. Duties of Think Capital. The services to be provided by Think Capital with respect to Preliminary Project Completion will consist of the following:

                  6.1.     A written, detailed marketing outline.

                  6.2.     A written, detailed marketing advertising budget.

                  6.3. Specifications for back-end and site development delivered and clearly explained to contract developers, as well as on-going discussions and consultation with lead developers.

                  6.4. Complete of Network Solutions' requirements, or, in the alternative, prepare comprehensive and detailed instructions to FullNic on how to complete the requirements. Network Solution's testing will be scheduled at the earliest possible date given the status of the contract developers.

                  6.5. Think Capital will develop contracts and paperwork for Value Added Resellers and volume discount customers. Think Capital will proactively solicit and attempt to sign such clients.

                  6.6.     Written potential advertising locations and rates.

                  6.7.     Various   consultations   with  FullNet  and  FullNic
                           executives   regarding  the   direction,   needs  and
                           objectives of FullNic.

                  6.8. All such further action as may reasonably be required and agreed to by both parties.

         7.       Miscellaneous.
                  -------------

                  7.1 Authorization. Each party warrants and represents that it is fully entitled and duly authorized to enter into this Agreement.

                  7.2 Entire Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. This Agreement may not be amended except in a writing signed by both of the parties.

                  7.3 Successors and Assigns This Agreement is binding upon and shall inure to the benefit of each party to this Agreement and to any successors in interest or assigns of any party to this Agreement.

                  7.4 Governing Law. This Agreement shall be interpreted in accordance with the laws of the State of Oklahoma without reference to conflicts of laws principles thereof.

                  7.5      Counterparts.  This  Agreement  may  be  executed  in
                           counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

                  7.6 Expenses. FullNet shall be responsible for all reasonable out-of-pocket expenses incurred by Think Capital in connection with the performance of its obligations under this Agreement, including, but not limited to, contract programming and development, marketing and advertising expenses; provided, however, FullNet will be notified in advance of the incurrence of expenses and shall have consented to their incurrence, such consent not to be unreasonably withheld. Any reasonable out-of-pocket expenses that are incurred by ThinkCapital pursuant to the provisions of this Section 7.6 will be reimbursed within 30 days by FullNet.

                  7.7 Partnership. Think Capital, FullNet and FullNic affirmatively state that they do not have the intention to form a joint venture or partnership for tax or any other purpose, nor have they done so.

                  7.8 Indemnification. In accordance with customary practices associated with the retention of an adviser, FullNet will indemnify and hold harmless Think Capital and its personnel from any claims, liabilities, cost and expenses, including without limitation reasonable attorneys' fees and related expenses relating to Think Capital's services under this Agreement, except to the extent determined to have resulted from the intentional misconduct or gross negligence of Think Capital personnel. Under all circumstances, Think Capital's maximum liability to FullNet arising for any reason relating to services rendered under this letter shall be limited to the amount of the fees paid for these services.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed all as of the date first above written.


                                      FULLWEB, INC. FULLNET COMMUNICATIONS, INC.
dba FullNic

By: /s/ Jason Ayers                   By:  /s/  Timothy J. Kilkenny
   -----------------------------         ---------------------------------------
        Jason Ayers, President                  Timothy J. Kilkenny, President



THINK CAPITAL, INC.

By____________________________
   Name:______________________
   Title:_____________________

                                    EXHIBIT A

                          FULLNET COMMUNICATIONS, INC.
                            (an Oklahoma corporation)

                                WARRANT AGREEMENT

                                                                    ______, 2000

[Name of Warrant Holder]
[Address]

Mr. __________:

         FullNet Communications, Inc., an Oklahoma corporation (the "Company"), agrees to issue to you warrants (the "Warrants") to purchase the number of shares of common stock, par value $0.00001 per share (the "Common Stock"), of the Company set forth herein, subject to the terms and conditions contained herein.

         1. Issuance of Warrants; Exercise Price. The Warrants, which shall be certificated in the form attached hereto as EXHIBIT "B" (each, a "Warrant Certificate"), shall be issued to you concurrently with the execution hereof in consideration of the Domain Registrar Project Completion Agreement dated _________________ (the "Registrar Agreement"). The Warrants shall provide that you, or such other holder or holders of the Warrants to whom transfer is authorized in accordance with the terms of this Agreement, shall have the right to purchase an aggregate of ________ shares of Common Stock for an exercise price equal to the average of the daily closing prices of the Common Stock as listed on the OTC Bulletin Board for the ten (10) consecutive trading days immediately preceding the date of this Warrant Agreement for which there were shares of the Company's Common Stock traded on the OTC Bulletin Board (the "Exercise Price").

         2. Exercise of Warrants. At any time and from time to time after the date hereof and expiring on the third anniversary of the effective date of this Warrant Agreement at 5:00 p.m., Central Standard Time, Warrants may be exercised as to all or any portion of the whole number of shares of Common Stock covered by the Warrants by the holder thereof by surrender of the Warrants, accompanied by a subscription for shares to be purchased in the form attached to each Warrant Certificate and by payment to the Company as set forth in the Warrant Certificate in the amount required for purchase of the shares as to which the Warrant is being exercised, delivered to the Company at its principal office at 200 North Harvey Avenue, Suite 1704, Oklahoma City, Oklahoma 73102, Attention:
President. Upon the exercise of a Warrant, in whole or in part, the Company will, within ten (10) days thereafter, at its expense (including the payment by the Company of any applicable issue or transfer taxes), cause to be issued in the name of and delivered to the holder a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which such holder is entitled upon exercise of the Warrant. In the event such holder is entitled to a fractional share, in lieu thereof, such holder shall be paid a cash amount equal to such fraction, multiplied by the Current Value (as hereafter defined) of one full share of Common Stock on the date of exercise. Certificates for shares of Common Stock issuable by reason of the exercise of the Warrant or Warrants shall be dated and shall be effective as the date of the surrendering of the certificates for the shares so purchased. In the event a Warrant is exercised, as to less than the aggregate amount of all shares of Common Stock issuable upon exercise of all Warrants held by such person, the Company shall issue a new Warrant to the holder of the Warrant so exercised covering the aggregate number of shares of Common Stock as to which Warrants remain unexercised.

                  For purposes of this section, Current Value is defined (i) in the case for which a public market exists for the Common Stock at the time of such exercise, the average of the daily closing prices of the Common Stock for twenty (20) consecutive business days commencing thirty (30) business days before the date of exercise, and (ii) in the case no public market exists at the time of such exercise, at the Appraised Value. For the purposes of this Agreement, "Appraised Value" is the value determined in accordance with the following procedures. For a period of five (5) days after the date of an event (a "Valuation Event") requiring determination of Current Value at a time when no public market exists for the Common Stock (the "Negotiation Period"), each party to this Agreement agrees to negotiate in good faith to reach agreement upon the Appraised Value of the securities or property at issue, as of the date of the Valuation Event, which will be the fair market value of such securities or property, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. In the event that the parties are unable to agree upon the Appraised Value of such securities or other property by the end of the Negotiation Period, then the Appraised Value of such securities or property will be determined for purposes of this Agreement by a recognized appraisal or investment banking firm mutually agreeable to the holders of the Warrants and the Company (the "Appraiser"). If the holders of the Warrants and the Company cannot agree on an Appraiser within two (2) business days after the end of the Negotiation Period, the Company, on the one hand, and the holders of the Warrants, on the other hand, will each select an Appraiser within ten (10) business days after the end of the Negotiation Period and those two (2) Appraisers will select ten (10) days after the end of the Negotiation Period an independent Appraiser to determine the fair market value of such securities or property, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. Such independent Appraiser will be directed to determine fair market value of such securities as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by an Appraiser of the fair market value will be conclusive and binding on all parities to this Agreement. Appraised Value of each share of Common stock at a time when (i) the Company is not a reporting company under the Exchange Act and (ii) the Common Stock is not traded in the organized securities markets, will, in all cases, be calculated by determining the Appraised Value of the entire Company taken as a whole and dividing that value by the number of shares of Common Stock then outstanding, without premium for control or discount for minority interests, illiquidity or restrictions on transfer. The costs of the Appraiser will be borne by the Company. In no event will the Appraised Value of the Common Stock be less than the per share consideration received or receivable with respect to the Common Stock or securities or property of the same class in connection with a pending transaction involving a sale, merger, recapitalization, reorganization, consolidation, or share exchange, dissolution of the Company, sale or transfer of all or a majority of its assets or revenue or income generating capacity, or similar transaction.

         3. Protection Against Dilution. The Exercise Price for the shares of Common Stock and number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment from time to time as follows:

                  (a) Stock Dividends, Subdivisions, Reclassifications, Etc.. In case at any time or from time to time after the date of execution of this Agreement, the Company shall (i) take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or a distribution on shares of Common Stock payable in shares of Common Stock or other class of securities, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or
         (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, then, and in each such case, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted in such a manner that the Exercise Price for the shares issuable upon exercise of the Warrants immediately after such event shall bear the same ratio to the Exercise Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to such event shall bear to the total number of shares of Common Stock outstanding immediately after such event.

                  (b) Adjustment of Number of Shares Purchasable. When any adjustment is required to be made in the Exercise Price under this
         Section 3, (i) the number of shares of Common Stock issuable upon exercise of the Warrants shall be changed (upward to the nearest full share) to the number of shares determined by dividing (x) an amount equal to the number of shares issuable pursuant to the exercise of the Warrants immediately prior to the adjustment, multiplied by the Exercise Price in effect immediately prior to the adjustment, by (y) the Exercise Price in effect immediately after such adjustment, and
         (ii) upon exercise of the Warrant, the holder will be entitled to receive the number of shares of other securities referred to in Section 3(a) that such holder would have received had the Warrant been exercised prior to the events referred to in Section 3(a).

                  (c) Adjustment for Reorganization, Consolidation, Merger, Etc.. In case of any reorganization or consolidation of the Company with, or any merger of the Company with or into, another entity (other than a consolidation or merger in which the Company is the surviving corporation) or in case of any sale or transfer to another entity of the majority of assets of the Company, the entity resulting from such reorganization or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provision (which shall be fair and equitable to the holders of Warrants) and shall assume the obligations of the Company hereunder (by written instrument executed and mailed to each holder of the Warrants then outstanding) pursuant to which, upon exercise of the Warrants, at any time after the consummation of such reorganization, consolidation, merger or conveyance, the holder shall be entitled to receive the stock or other securities or property that such holder would have been entitled to upon consummation if such holder had exercised the Warrants immediately prior thereto, all subject to further adjustment as provided in this Section 6.

                  (d) Certificate as to Adjustments. In the event of adjustment as herein provided in paragraphs of this Section 3, the Company shall promptly mail to each Warrant holder a certificate setting forth the Exercise Price and number of shares of Common Stock issuable upon exercise after such adjustment and setting forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth a brief statement of facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which the Warrants shall be exercisable after any adjustment of the Exercise Price as provided in this Agreement.

                  (e) Minimum Adjustment. Notwithstanding the foregoing, no certificate as to adjustment of the Exercise Price hereunder shall be made if such adjustment results in a change in the Exercise Price then in effect of less than five cents ($0.05) and any adjustment of less than five cents ($0.05) of any Exercise Price shall be carried forward and shall be made at the time of and together with any subsequent adjustment that, together with the adjustment or adjustments so carried forward, amounts to five cents ($0.05) or more; provided however, that upon the exercise of a Warrant, the Company shall have made all necessary adjustments (to the nearest cent) not theretofore made to the Exercise Price up to and including the date upon which such Warrant is exercised.

         4.  Registration Rights.

                  (a) S-3 Registration Rights. The Company will register the shares of Common Stock underlying the Warrants (the "Warrant Shares") within thirty (30) days following the date upon which the Company shall become eligible to register its securities on Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") or any successor to such form in a manner that will, upon being declared effective, constitute a "shelf" registration for purposes of Rule 415 under the Securities Act, pursuant to which the Warrant Shares may be sold from time to time and in such amounts as the holder(s) thereof may hereafter determine, all in a manner consistent with all applicable provisions of the Securities Act; provided, however, if at the time of such S-3 eligibility, the Company has formulated plans to file within 60 days thereof a registration statement covering the sale of any of its securities in a public offering under the Securities Act, no registration of the Warrant Shares shall be initiated under this
         Section 4(a) until 90 days after the effective date of such registration statement unless the Company is no longer proceeding diligently to secure the effectiveness of such registration statement; provided that the Company shall provide the Warrant holder(s) the right to participate in such public offering pursuant to, and subject to,
         Section 4(b). The Company will use its best efforts to have the Form S-3 declared effective. At its expense, the Company will keep such registration effective for a period of one hundred eighty (180) days or until the holder or holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and furnish such number of prospectuses and other documents incident thereto as a holder from time to time may reasonably request.

                  (b) Piggyback Registration Rights. At any time following the date hereof, whenever the Company proposes to register any Common Stock for its own or the account of others under the Securities Act for a public offering, other than (i) any shelf registration of shares to be used solely as consideration for acquisitions of additional businesses by the Company and (ii) registrations relating solely to employee benefit plans, the Company shall give each Warrant holder prompt written notice of its intent to do so. Upon the written request of any Warrant holder given within 15 business days after receipt of such notice, the Company shall cause to be included in such registration all Warrant Securities (including any shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of such Warrant Securities) which any Warrant holder requests; provided, however, if the Company is advised in writing in good faith by any managing underwriter of an underwritten offering of the securities being offered pursuant to any registration statement under this Section 4(b) that the number of shares to be sold by persons other than the Company is greater than the number of such shares which can be offered without adversely affecting the offering, the Company may reduce pro rata the number of shares offered for the accounts of such persons (based upon the number of shares held by such person) to a number deemed satisfactory by such managing underwriter.

                  (c) Lock-up Agreement. In consideration for the Company's agreeing to its obligations under this Section 4, each Warrant holder agrees that, effective upon the request of the underwriters managing the Company's initial public offering, such holder shall be obligated, so long as all executive officers and directors of the Company are bound by a comparable obligation, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Common Stock underlying the Warrants (other than those included in the registration) without the prior written consent of such underwriters, for such period of time (not to exceed one hundred eighty
         (180) days) from the effective date of such initial public offering as the underwriters may specify.

                  (d) Indemnification; Contribution.

                           (i) The Company will indemnify and hold harmless each
                  holder and each affiliate thereof of Common Stock registered pursuant to this Agreement with the Commission, or under any Blue Sky Law or regulation against any losses, claims, damages, or liabilities, joint or several, to which such holder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement, prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder and affiliate for any legal or other expenses reasonably incurred by such holder in connection with investigating or defending any such action or claim regardless of the negligence of any such holder or affiliate; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, registration statement or prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any such holder expressly for use therein.

                           (ii) Each holder of Common Stock registered  pursuant
                  to this Agreement will indemnify and hold harmless the Company against any losses, claims, damages, or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, registration statement or prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use therein.

                           (iii) Promptly after receipt by an indemnified  party
                  under Sections 4(d)(i) or (ii) above of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under either such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may otherwise have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof the indemnifying party shall be entitled to assume the defense thereof by notice in writing to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under either of such subsections for any legal expenses of other counsel or any other expense, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation incurred prior to the assumption by the indemnifying party, unless such expenses have been specifically authorized in writing by the indemnifying party, the indemnifying party has failed to assume the defense and employ counsel, or the named parties to any such action include both the indemnified party and the indemnifying party, as appropriate, and such indemnified party has been advised by counsel that the representation of such indemnified party has been advised by counsel that the representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate due to actual or potential differing interests between them, in each of which cases the fees of counsel for the indemnified party will be paid by the indemnifying party.

                           (iv)  If the  indemnification  provided  for in  this
                  Section 4(d) is unavailable or insufficient to hold harmless an indemnified party under Section 4(d)(i) or (ii) in respect of any losses, claims, damages, or liabilities (or action in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the holder or holders from this Agreement and from the offering of the shares of Common Stock. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the holders in connection with the statement or omissions that resulted in such losses, claims, damages, or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the holders agree that it would not be just and equitable if contribution pursuant to this Section 4(d)(iv) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this subsection 4(d)(iv). Except as provided in Section 4(d)(iii), the amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this Section 4(d)(iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any provision in this Section 4(d)(iv) to the contrary, no holder shall be liable for any amount, in the aggregate, in excess of the net proceeds to such holder from the sale of such holder's shares (obtained upon exercise of Warrants) giving rise to such losses, claims, damages, or liabilities.

                           (v) The obligations of the Company under this Section
                  4(d) shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any holder of Warrants within the meaning of the Securities Act. The obligations of the holders of Common Stock under this Section 4(d) shall be in addition to any liability that such holders may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls the Company within the meaning of the Securities Act.

         5. Stock Exchange Listing. In the event the Company lists its Common Stock on any national securities exchange, the Company will, at its expense, also list on such exchange, upon exercise of a Warrant, all shares of Common Stock issuable pursuant to such Warrant.

         6. Specific Performance. The Company stipulates that remedies at law, in money damages, available to the holder of a Warrant, or of a holder of Common Stock issued pursuant to exercise of a Warrant, in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate. Therefore, the Company agrees that the terms of this Agreement may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         7. Successors and Assigns; Binding Effect. This Agreement shall be binding upon and insure to the benefit of you and the Company and their respective successors and permitted assigns.

         8. Notices. Any notice hereunder shall be given by registered or certified mail, if to the Company, at its principal office, and, if to the holders, to the respective addresses shown in the Warrant ledger of the Company, provided that any holder may at any time on three (3) days' written notice to the Company designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

         9. Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Agreement.

         10. Assignment; Replacement of Warrants. If the Warrant or Warrants are assigned, in whole or in part, the Warrants shall be surrendered at the principal office of the Company, and thereupon, in the case of a partial assignment, a new Warrant shall be issued to the holder thereof covering the number of shares not assigned, and the assignee shall be entitled to receive a new Warrant covering the number of shares so assigned. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant and appropriate bond or indemnification protection, the Company shall issue a new Warrant of like tenor. The Warrants will not be transferred, sold, or otherwise hypothecated by you or any other person and the Warrants will be nontransferable, except to (i) one or more persons, each of which on the date of transfer is an officer, shareholder, or employee of you;
(ii) a partnership or partnerships, the partners of which are you and one or more persons, each of whom on the date of transfer is an officer of you; (iii) a successor to you in merger or consolidation; (iv) a purchaser of all or substantially all of your assets; (v) a person that receives a Warrant upon death of a holder pursuant to will, trust, or the laws of intestate succession; or (vi) otherwise in compliance with the requirements of Section 4(1) or Section 5 of the Securities Act.

         10. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Oklahoma without giving effect to the principles of choice of laws thereof.

         11. Definition. All references to the word "you" in this Agreement shall be deemed to apply with equal effect to any persons or entities to whom Warrants have been transferred in accordance with the terms hereof, and, where appropriate, to any persons or entities holding shares of Common Stock issuable upon exercise of Warrants.

         12. Headings. The headings herein are for purposes of reference only and shall not limit or otherwise affect the meaning of any of the provisions hereof.

         13. Counterparts. This Agreement may be executed in two or more counterparts, and it will not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof. Each counterpart will be deemed an original, but all counterparts together will constitute one and the same instrument. The parties agree that a facsimile of this Agreement signed by the parties will constitute an agreement in accordance with the terms hereof as if all of the parties had executed an original of this Agreement.

                                     Very truly yours,

                                     FULLNET COMMUNICATIONS, INC.

                                     By: /s/  Timothy J. Kilkenney
                                        ----------------------------------------
                                         Timothy J. Kilkenney, President and CEO



ACCEPTED AS OF THE __ DAY OF ________:

[NAME OF WARRANT HOLDER]

---------------------------------------

                                    EXHIBIT B

                               WARRANT CERTIFICATE
                               -------------------

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                          FULLNET COMMUNICATIONS, INC.

No.:     W-00-15                                              __________Warrants
Date:    ____________

         THIS IS TO CERTIFY that ____________ or its assigns, as permitted in that certain Warrant Agreement (the "Warrant agreement"), dated of even date herewith, by and among FullNet Communications, Inc. (the "Company") and ___________ is entitled to purchase at any time or from time to time on or after
________,  200_, until 5:00 p.m.,  Central Standard Time on _________,  200_, an
aggregate  of  __________________________________________________  (___________)
shares of common stock, par value $0.00001 per share, of the Company, for an exercise price per share as set forth in the Warrant Agreement referred to herein. This Warrant is issued pursuant to the Warrant Agreement, and all rights of the holder of this Warrant are further governed by, and subject to the terms and provisions of such Warrant Agreement, copies of which are available upon request to the Company. The holder of this Warrant and the shares issuable upon the exercise hereof shall be entitled to the benefits, rights and privileges and subject to the obligations, duties and liabilities provided for in the Warrant Agreement.

         The issuance of this Warrant and the shares issuable upon the due and timely exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Act"), or any similar state securities law or act, and, as such, no public offering of either this Warrant or any of the shares of common stock issuable upon exercise of this Warrant may be made other than under an exemption under the Act or until the effectiveness of a registration statement under such Act covering such offering. Transfer of this Warrant is restricted pursuant to the terms of Section 8 of the Warrant Agreement.

         Subject to the provisions of the Act, of the Warrant Agreement and of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, only to the extent expressly permitted in such documents and then only at the office of the Company at 200 North Harvey Avenue, Suite 1704, Oklahoma City, Oklahoma 73102, Attention President, by the holder hereof or by a duly authorized attorney-in-fact, upon surrender of this Warrant duly endorsed, together with the Assignment hereof duly endorsed. Until transfer hereof on the books of the Company, the Company may treat the registered holder hereof as the owner hereof for all purposes.

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES OF OKLAHOMA LAW.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and its corporate seal to be hereunto affixed by its proper corporate officers thereunto duly authorized.

                                      FULLNET COMMUNICATIONS, INC.


                                      By:  /s/  Timothy J. Kilkenney
                                         ---------------------------------------
                                         Timothy J. Kilkenney, President and CEO

(SEAL)

Attest:

/s/  Jeanette C. Timmons
----------------------------------
Jeanette C. Timmons, Secretary

                          FULLNET COMMUNICATIONS, INC.

                                  SUBSCRIPTION
                                  ------------

      To Be Signed Only Upon Exercise (in whole or in part) of the Warrants

TO:                      FULLNET COMMUNICATIONS, INC.
                         200 North Harvey, Suite 1704
                         Oklahoma City, Oklahoma 73102
                         Attention:  President

         1. The undersigned, _________________________________,  pursuant to the provisions of the Warrant Agreement dated as of ___________ and the attached Warrant Certificate, hereby agrees to subscribe for the purchase of _______ shares of the common stock of FullNet Communications, Inc. covered by the attached Warrant Certificate, and makes payment therefor in full at the price per share provided by the Warrant Agreement.

         2. The undersigned Holder elects to pay the aggregate purchase price for such shares of common stock (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $______________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $___________, which transfer has been made before or simultaneously with the delivery of this Subscription pursuant to the instructions of the Company.

         3. Please issue a stock certificate or certificates representing the appropriate number of shares of common stock in the name of the undersigned or in such other name(s) as is specified below:

--------------------------------------    --------------------------------------
(Name)                                    (Social Security or Fed ID #)

--------------------------------------    --------------------------------------
(Signature)                               (Address)

--------------------------------------    --------------------------------------
(Date)                                    (Address)

                                   ASSIGNMENT
                                   ----------

         FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfer unto ______________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint ________________________, attorney, to transfer said Warrant on the books of FullNet Communications, Inc.

-------------------------------------- -----------------------------------------
(Name)                                 (Name of Assignee)

-------------------------------------- -----------------------------------------
(Signature)                            (Signature of Assignee)

-------------------------------------- -----------------------------------------
(Social Security or Fed ID #)          (Social Security or Fed ID # of Assignee)

-------------------------------------- -----------------------------------------

-------------------------------------- -----------------------------------------
(Address)                              (Address of Assignee)

--------------------------------------
(Date)

                               PARTIAL ASSIGNMENT
                               ------------------

         FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfer unto ______________________ the right to purchase _____ shares of the common stock of FullNet Communications, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ________________________, attorney, to transfer that part of said Warrant on the books of FullNet Communications, Inc.

-------------------------------------  -----------------------------------------
(Name)                                 (Name of Assignee)

-------------------------------------  -----------------------------------------
(Signature)                            (Signature of Assignee)

-------------------------------------  -----------------------------------------
(Social Security or Fed ID #)          (Social Security or Fed ID # of Assignee)

-------------------------------------  -----------------------------------------

-------------------------------------  -----------------------------------------
(Address)                              (Address of Assignee)

-------------------------------------
(Date)